CES

INVESTOR PRESENTATION
APRIL 2015

EXPERTS IN ENVIRONMENTAL CONTRACTING, REMEDIATION AND COMPLETE DEMOLITION

OTCQB: CESX

Safe Harbor Statement

We have identified forward-looking statements by using words such as "expect," "believe," and "should." Although we believe our expectations are reasonable, our operations involve a number of risks and uncertainties that are beyond our control, and these statements may turn out not to be true. Risk factors associated with our business, including some of the facts set forth herein, are detailed in the Company's Form SEC filings.

Company Overview

CES Synergies, through its subsidiary, Cross Environmental Services (CES), is a **specialty environmental services** company providing quality environmental contracting solutions, demolition and remediation services to commercial and industrial customers as well as federal, state and municipal entities.

Stock Overview

Ticker:	CESX
Market Cap:	$49.3M
Price (4/07/15):	$1.06
5 Day Moving Avg.:	$1.00-1.08
Shares Outstanding:	46.5M
Estimated Float:	4.7M

Florida State & Local Spending Activity



Florida State & Local Government Spending
$250
$200
$150
$100
$50
$0
$ in Billions
Actual Spending
Estimated Spending
2009
2010
2011
2012
2013
2014
2015
2016

State and Local Infrastructure Spending Expected to Increase; Significant Driver of CES' Business

Source: usgovernmentspending.com

Investment Considerations

Regulated Industry

- EPA's NESHAP (National Emission Standards for Hazardous Air Pollutants) regulations drive demand for CES' services
- Company maintains high level of technical compliance
- The regulatory expertise, certifications, and high cost of capital needed to operate in the industry pose significant barriers to entry

Regional Leader

- Licensed in 13 states
- 3 offices located throughout Florida and 1 office in southeastern Louisiana
- One of the largest full-service environmental contracting firms in Florida

Diverse Revenue Streams

- Customer base diversified across federal, state, industrial and commercial sectors
- Multiple environmental contracting solutions blending synergistic service disciplines

Attractive Macro Trends

- State and local infrastructure spending is increasing
- US Housing starts up significantly over past year
- As older buildings come down or are renovated, our services are necessary for a safe transition

Strong Regional Presence


CES
CES
CES
CES

One of the Largest Full-Service Environmental Contracting Firms in Florida

CES

Diverse Customer Base

Federal Agencies

- NASA
- US Army Corps of Engineers
- Department of the Navy, United States of America
- U.S. AIR FORCE

State, County, Municipal

- State of Florida Department of Transportation
- Sarasota County Schools
- USF University of South Florida
- OCPS Orange County Public Schools

Industrial

- Publix
- Suffolk
- JBT FoodTech
- Cemex
- Florida Citrus

Commercial

- Jones Lang LaSalle
- Beck
- Ajax Building Corporation
- Kiewit
- Hensel Phelps
- Skanska
- WGI Whitesell-Green Inc
- Hunt Construction Group

Recent Contract Awards

Contract	Awarded	Amount	Project Description
Maryville, Michigan	Q1 2015	$3.5 Mil	Former Detroit Edison Power Plant located on the St. Claire River Scope of Services Included the removal of Asbestos Containing materials plant wide
Corvias Military Housing	Q1 2015	$7.1 Mil	1170 enlisted housing units to have demolition and asbestos abatement.
Name Withheld International Speedway	Q4 2014	Not disclosed	Demolition of existing grandstands subsequent to construction of the new ones. Project scope also includes the demolition of service level and elevated buildings, 112 minor stairs and four major stairways, removal of concrete elevated walkways, handicap elevator and shaft, as well as removal of signage
Naval Air Station Jacksonville:	Q1 2015	$700,000+	Demolition and abatement of Building 11 Asbestos abatement and demolition include 80,300sf
Fort Benning:	Q1 2015	$1.0 Mil	Project scope of services includes asbestos abatement and demolition of three former dormitories.
Florida State University	Q1 2015	$800,000	Scope of services entails the demolition of two nine story structures that served as dormitories

Case Study: Eglin Air Force Base

Project Details

Performance Dates: April 2007-March 2011

Client: U.S. Air Force

Location: Eglin Air Force Base, FL

Project Value: $6 million

- Multi-phase project including asbestos abatement and demolition of several hundred units
- CES removed 1,000 tons of demolition debris and 100 tons of asbestos containing materials (ACM)
- Recycled all eligible materials and received certificates for green credits
- Every phase of project was completed at 7% ahead of schedule; some phases completed up to 30% early



U.S. AIR FORCE

Case Study: ECUA Waste Water Treatment Plant

Project Details

Performance Dates: Sept 2011-June 2012

Client: Emerald Coast Utilities Authority (ECUA) Waste Water Treatment Plant

Location: Pensacola, FL

Project Value: $3 million

- Project entailed demolition of a 20 million gallon per day (MGD) capacity waste water treatment plant
- CES demolished and removed all man-made features including two six-story incinerators and concrete structures up to five feet thick
- CES filled, graded, and grassed the site using 20 acres of sod and 28,000 cubic yards of imported back fill







Historical Revenues


Year End
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Thousands
2011
2012
2013
2014

2014 Comparative Results

Consolidated Statements of Operations

Consolidated Statement of Operations (USD $)	12 Months Ended	
	Dec. 31, 2014	Dec. 31, 2013
Revenues	$20,846,119	$15,537,875
Cost of sales	16,142,507	11,852,022
Gross profit	4,703,612	3,685,853
General & administrative expenses	5,020,556	3,660,012
Net operating profit/ (loss)	(316,944)	25,841
Other expenses, net	(104,728)	(186,587)
Net profit/(loss) before income taxes	(421,672)	(160,746)
Income taxes	(81,339)	
Net profit/(loss) after income taxes	($503,011)	($160,746)
Earnings per share		
Basic and diluted	($0.01)	($0.003)
Shares used in computing earnings per share Basic and diluted	46,730,500	46,525,000
Cash distributions declared per common share		$0.02

Financial & Company Highlights

- 31% revenue increase in 2014 versus 2013.
- Geographical expansion continues.
- Full year gross margins remain at 24%.

- Strengthened Management team including the addition of independent board members: Ms. Luisa Ingargiola and Earl Young.
- Completed Governance Review & Charters to strengthen independent Board of Directors.

- Retention of Investment Bank for Expansion Capital Raise

Focused on Achieving Sustained Profitability

Management and Board of Directors

Clyde A. Biston, Chairman

- Founded CES in 1988 and grew the business to be the largest environmental contracting, demolition and remediation firm in Florida
- 40 years experience in the general construction and asbestos abatement industry

Sharon Rosenbauer, Chief Financial Officer and Treasurer

- Over 20 years experience as lead accounting officer
- Designed current job costing system

John Tostanoski, CEO, President and Director

- Over 40 years of contracting and consulting experience in the environmental industry
- Served as a principal environmental consultant to several Fortune 500 companies

James Everett , Chief Operating Officer

- Over 20 years of experience with a diverse background in infrastructure improvement and industrial construction
- Managed infrastructure improvement projects for NASA, USACOE, The Department of Navy, The Department of Army, among many others

Jeff Chartier, Director

- Over 30 years of experience in the financial industry
- His former positions include: Senior Vice President at Morgan Stanley, President of Green EnviroTech Holdings Corp., an innovative technology company, founder of Chartier Financial, a full-service retail brokerage firm, and public markets consultant

Multiple Field Superintendents and Supervisors with 15-20 years' experience

Expanding Revenue Streams

Historical Revenue Stream

Direct to Customer

- RFP oriented
- Direct negotiation with customer

Emerging Revenue Streams

Federal & Government Contracts

- GSA Environmental Schedule Contract approved in 2011
- Enables gov't agencies to contract with CES without further procurement activities
- IDIQ contracts with several districts of Florida Dept. Of Transportation, turnpike authority, school boards and various counties
- United Nations member countries may use the contract

Set-Aside Designation

- CES has strategic agreements with Set-Aside disciplines including: 8(a); Service Connected Disabled Veteran Firms; Economically Disadvantaged Woman Owned Business and Total Small Business

Growth Strategy

- Expand Regional Presence
  - New corporate headquarters and additional satellite offices
- Broaden Geographic Footprint
  - Expand into contiguous states; currently licensed in 11 states
- Grow Government Business
  - Opportunity to significantly grow through GSA and Federal IDIQ opportunities
- Acquire Complementary Businesses
  - Acquisitions targeted to enhance footprint
  - Add service offerings
  - Significant economies can be realized

INVESTOR PRESENTATION
APRIL 2015

THANK YOU

OTCQB: CESX